LOAN MODIFICATION AGREEMENT

This First Loan Modification Agreement (“First Modification”) modifies the Loan Agreement dated December 1, 2011 (the “Agreement”) regarding a revolving line of credit in the current maximum principal amount of $19,000,000.00 (the “Loan”) executed by and among RADIANT LOGISTICS, INC., a Delaware corporation (“Parent”), RADIANT GLOBAL LOGISTICS, INC., a Washington corporation (formerly Airgroup Corporation) (“Radiant Global”), RADIANT LOGISTICS PARTNERS, LLC, a Delaware limited liability company, RADIANT TRANSPORTATION SERVICES, INC., a Delaware corporation (formerly Radiant Logistics Global Services, Inc.), ADCOM EXPRESS, INC., a Minnesota corporation, DBA DISTRIBUTION SERVICES, INC., a New Jersey corporation (“DBA Distribution”), and RADIANT CUSTOMS SERVICES, INC., a Washington corporation (on a joint and several basis referred to herein as “Borrower”), and Bank of America, N.A. (“Bank”). Terms used in this First Modification and defined in the Agreement shall have the meaning given to such terms in the Agreement. For mutual consideration, Borrower and Bank agree to amend the Agreement as follows:

1.             Definition of EBITDA. The definition of “EBITDA” in Section 9.4(c) of the Agreement is deleted and replaced with the following:

“EBITDA” means net income, less income or plus loss from discontinued operations and extraordinary items, plus income taxes, plus interest expense, plus depreciation, amortization, plus Equity Credits, and other non-cash charges, plus Allowable Add-Backs, plus Pro Forma Additions from Acquisitions, and less reduction in future payments of contingent liabilities or plus an increase in future payments of contingent liabilities. The Pro Forma Additions from Acquisitions are set forth on Exhibit A attached to the First Modification and shall be added to EBITDA for the periods indicated thereon.

2.             Representations and Warranties. When Borrower signs this First Modification, Borrower represents and warrants to Bank that: (a) there is no event that is, or with notice or lapse of time or both would be, an event of default under the Agreement except those events, if any, that have been disclosed in writing to Bank or waived in writing by Bank, (b) the representations and warranties in the Agreement are true as of the date of this First Modification as if made on the date of this First Modification, (c) this First Modification does not conflict with any law, agreement, or obligation by which Borrower is bound, and (d) this First Modification is within Borrower’s powers, has been duly authorized, and does not conflict with any of Borrower’s organizational papers.

3.             Conditions. This First Modification will be effective when Bank receives the following items, in form and content acceptable to Bank:

(a)           If required by Bank, evidence that the execution, delivery, and performance by each Borrower of this First Modification and any instrument or agreement required under this First Modification have been duly authorized.

(b)           Payment by Borrower of all costs, expenses, and attorneys’ fees (including allocated costs for in-house legal services) incurred by Bank in connection with this First Modification.

4.             Other Terms. Except as specifically amended by this First Modification or any prior amendment, all other terms, conditions, and definitions of the Agreement, and all other documents, instruments, or agreements entered into with regard to the Loan, shall remain in full force and effect.

5.             FINAL AGREEMENT. BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS DOCUMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, (B) THIS DOCUMENT SUPERSEDES ANY COMMITMENT LETTER, TERM SHEET, OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS RELATING TO THE SUBJECT MATTER HEREOF, UNLESS SUCH COMMITMENT LETTER, TERM SHEET, OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS EXPRESSLY PROVIDES TO THE CONTRARY, (C) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (D) THIS DOCUMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

6.             WASHINGTON NOTICE. ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, TO EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

Dated as of May 15, 2012.

Bank: BANK OF AMERICA, N.A. By /s/ Tyler Burkland Tyler Burkland, Vice President	Borrower: Radiant Logistics, Inc. By /s/ Bohn H. Crain Bohn H. Crain, President
Radiant GLOBAL Logistics, Inc. (f/k/a Airgroup Corporation) By /s/ Bohn H. Crain Bohn H. Crain, President
Radiant Logistics PARTNERS, llc By /s/ Bohn H. Crain Bohn H. Crain, Manager
Radiant TRANSPORTATION SERVICES, INC. (f/k/a Radiant Logistics Global Services, Inc.) By /s/ Bohn H. Crain Bohn H. Crain, President
adcom express, inc. By /s/ Bohn H. Crain Bohn H. Crain, President

DBA DISTRIBUTION SERVICES, inc. By /s/ Bohn H. Crain Bohn H. Crain, President
radiant customs SERVICES, inc. By /s/ Bohn H. Crain Bohn H. Crain, President